UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2024 (May 9, 2024)

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW Atlanta, Georgia 30308-1925		(855) 667-3655
(Address of principal executive offices, including zip code)		(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Norfolk Southern Corporation (the “Corporation”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) on May 9, 2024.

Set forth below are the matters voted upon at the Annual Meeting, which are more fully described in the Corporation’s Proxy Statement in connection with the Annual Meeting, and the final voting results tabulated by the Corporation’s independent Inspector of Election, First Coast Results, Inc.

Proposal 1 – Election of Directors

	For	Withhold
Corporation’s Nominees
Richard H. Anderson	155,963,709	20,882,198
Philip S. Davidson	148,120,555	27,961,598
Francesca A. DeBiase	156,252,279	20,684,529
Marcela E. Donadio	156,826,952	20,096,127
Mary Kathryn “Heidi” Heitkamp	95,984,122	80,906,794
John C. Huffard, Jr.	113,181,028	63,763,787
Christopher T. Jones	158,000,865	18,922,320
Thomas C. Kelleher	121,979,232	54,954,477
Amy E. Miles	64,271,195	112,663,573
Claude Mongeau	115,064,565	61,873,324
Jennifer F. Scanlon	81,607,126	95,329,798
Alan H. Shaw	113,918,528	63,022,232
John R. Thompson	52,012,141	124,923,422
Ancora Group’s Nominees
Betsy Atkins	67,807,262	107,797,967
James Barber, Jr.	62,038,091	113,578,206
William Clyburn, Jr.	110,126,338	65,474,552
Sameh Fahmy	111,026,536	64,570,407
John Kasich	78,694,346	93,921,110
Gilbert Lamphere	121,001,573	54,596,890
Allison Landry	87,180,961	88,422,646

The thirteen directors elected at the Annual Meeting to serve for a one-year term, are Richard H. Anderson, William Clyburn, Jr., Philip S. Davidson, Francesca A. DeBiase, Marcela E. Donadio, Sameh Fahmy, Mary Kathryn “Heidi” Heitkamp, John C. Huffard, Jr., Christopher T. Jones, Thomas C. Kelleher, Gilbert Lamphere, Claude Mongeau, and Alan H. Shaw.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2024, by the following count:

Votes For	Votes Against	Abstentions
172,513,214	9,428,447	943,579

Proposal 3 – Advisory Resolution on Executive Compensation (“Say on Pay”)

Shareholders did not approve the advisory resolution on executive compensation, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,617,715	122,902,245	6,980,579	5,384,701

Proposal 4 – Shareholder Proposal Regarding an Annual Report on Lobbying Activities, Policies, and Communications

Shareholder did not approve the shareholder proposal, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,237,257	105,805,718	4,457,564	5,384,701

Proposal 5 – Ancora Bylaw Proposal to repeal any provision or amendment of Norfolk Southern’s Bylaws Adopted by the Board Without Shareholder Approval After July 25, 2023

Shareholders approved a proposal submitted by Ancora Group to repeal any provision or amendment of Norfolk Southern’s Bylaws adopted by the Board without shareholder approval after July 25, 2023, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,852,005	66,786,301	4,862,233	5,384,701

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:	Denise W. Hutson
Title:	Corporate Secretary

Date: May 15, 2024